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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 21, 2002


                      THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)


   DELAWARE                     1-10434                 13-1726769
(State or other            (Commission File         (I.R.S. Employer
jurisdiction of                 Number)                Identification
incorporation or                                          Number)
 organization)



     PLEASANTVILLE, NEW YORK                  10570-7000
(Address of principal executive               (Zip Code)
            offices)

              Registrant's telephone number, including area code:
                                 (914) 238-1000


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ITEM 5.  OTHER EVENTS.
         ------------

     On March 21, 2002, The Reader's Digest Association, Inc., a Delaware corporation, entered into an Asset Purchase Agreement with Reiman Holding Company, LLC, a Delaware limited liability company, and certain equityholders of Reiman Holding Company, LLC, providing for the purchase by The Reader's Digest Association, Inc. of substantially all of the assets of Reiman Holding Company, LLC.

     Filed herewith is the following Exhibit:

     2.1 Asset Purchase Agreement, dated as of March 21, 2002, by and among Reiman Holding Company, LLC, The Reader's Digest Association, Inc. and (with respect to Sections 3.2(h), 4.26 and 6.5 and Articles XI (solely to the extent provided therein) and XIII) the equityholders of Reiman Holding Company, LLC whose names are set forth on the signature pages thereto



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------------------------------

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
                  Not applicable

         (b)      PRO FORMA FINANCIAL INFORMATION
                  Not applicable

     (c) EXHIBITS

     NUMBER                           DESCRIPTION
     ------                           -----------


     2.1 Asset Purchase Agreement, dated as of March 21, 2002, by and among Reiman Holding Company, LLC, The Reader's Digest Association, Inc. and (with respect to Sections 3.2(h), 4.26 and 6.5 and Articles XI (solely to the extent provided therein) and XIII) the equityholders of Reiman Holding Company, LLC whose names are set forth on the signature pages thereto


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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE READER'S DIGEST ASSOCIATION, INC.


Date:  March 25, 2002
                                           /s/ Michael S. Geltzeiler
                                      ----------------------------------------
                                      Name:    Michael S. Geltzeiler
                                      Title:   Senior Vice President and
                                               Chief Financial Officer


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                                  EXHIBIT INDEX



EXHIBIT NO.                         DESCRIPTION
----------                          -----------


     2.1 Asset Purchase Agreement, dated as of March 21, 2002, by and among Reiman Holding Company, LLC, The Reader's Digest Association, Inc. and (with respect to Sections 3.2(h), 4.26 and 6.5 and Articles XI (solely to the extent provided therein) and XIII) the equityholders of Reiman Holding Company, LLC whose names are set forth on the signature pages thereto